UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 1, 2006
                                                --------------------------------

                       DaimlerChrysler Auto Trust 2006-B
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          (Exact name of issuing entity as specified in its charter)

                DaimlerChrysler Financial Services Americas LLC
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       (Exact name of sponsor and depositor as specified in its charter)

        State of Delaware         333-127963-02               20-6785855
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  (State or other jurisdiction     (Commission               (IRS employer
      of incorporation of          file number)           identification no. of
         issuing entity)                                     issuing entity)

                   c/o Chase Bank USA, National Association,
              500 Stanton Christiana Road, Newark, Delaware 19713
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     (Address of principal executive offices of issuing entity) (Zip code)

     Issuing entity's telephone number, including area code    (302) 552-6279
                                                           ---------------------


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         (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                     Section 6 -- Asset-Backed Securities

Item 6.02.  Change of Servicer or Trustee.
            -----------------------------

      Effective as of October 1, 2006, The Bank of New York Company, Inc. acquired select portions of JPMorgan Chase & Co.'s corporate trust business.

      As of result of this acquisition, The Bank of New York (Delaware) ("BNY Delaware") will succeed Chase Bank USA, National Association ("Chase") as owner trustee of DaimlerChrysler Auto Trust 2006-B (the "Issuing Entity") in accordance with Section 10.04 of the Amended and Restated Trust Agreement dated as of May 1, 2006 (the "Trust Agreement"), between DaimlerChrysler Retail Receivables LLC and Chase, as owner trustee, and in accordance with applicable law.

      Pursuant to Section 10.04 of the Trust Agreement, the succession of BNY Delaware to Chase as owner trustee will become effective without the execution of any amendment or other instrument to the Trust Agreement and will not be subject to the prior consent of the holders of the Asset Backed Notes (the "Notes") issued by the Issuing Entity. Section 10.04 of the Trust Agreement does not require that the rating agencies rating the Notes confirm their ratings on the Notes, and no such confirmation will be sought with respect to this succession.

      As successor owner trustee, BNY Delaware will be vested with all rights, powers, duties and obligations applicable to its predecessor under the Trust Agreement. Certain of the terms and conditions of the Trust Agreement applicable to the owner trustee of the Issuing Entity are described in the Prospectus Supplement dated May 11, 2006 (and the accompanying Prospectus dated May 11, 2006) filed pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, on May 15, 2006 under the registrant's Form S-3 registration statement (file no. 333-127963). The descriptions of these terms and conditions are incorporated herein by reference.

      The Trust Agreement was filed as Exhibit 4.2 to the registrant's Current Report on Form 8-K filed on May 24, 2006 (file no. 333-127963-02).

      It is currently unknown when BNY Delaware will assume the duties of owner trustee of the Issuing Entity.

      Information relating to BNY Delaware as owner trustee is set forth below. This information has been provided by BNY



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

Delaware. None of DaimlerChrysler Financial Services Americas LLC, the Issuing Entity or any other person (other than BNY Delaware) makes any representation as to the accuracy or completeness of this information.

      The Bank of New York (Delaware) is a Delaware banking corporation with its principal place of business at White Clay Center, Route 273, Newark, Delaware 19711. The Bank of New York (Delaware) has been and is currently serving as owner trustee for numerous securitization transactions and programs involving pools of automobile receivables.



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

                                  SIGNATURES
                                  ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DAIMLERCHRYSLER FINANCIAL SERVICES
                                            AMERICAS LLC



                                            By:  /s/ B. C. Babbish
                                                 ------------------------------
                                                 B. C. Babbish
                                                 Assistant Secretary



Date:  October 3, 2006



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